This is filed pursuant to Rule 497(c).
File Nos. 33-18647 and 811-05398.



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                                       ALLIANCE VARIABLE PRODUCTS
Alliance Capital [LOGO]                     SERIES FUND, INC.
_________________________________________________________________


Supplement dated February 12, 1996 to Prospectus dated May 1,
1995 of Alliance Variable Products Series Fund, Inc.


         Robert G. Heisterberg is the person primarily responsible for the Conservative Investors and Growth Investors
Portfolios' investment programs as of February 12, 1996.
Mr. Heisterberg, a Senior Vice President of Alliance and Global
Economic Analyst, has been associated with Alliance since 1977.




(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.

































00250292.AR1